Exhibit 10.2

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION OR QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED PURSUANT TO AN EXEMPTION UNDER SUCH ACT AND SECURITIES LAWS.

ROCKDALE RESOURCES CORPORATION

AMENDED AND RESTATED
CONVERTIBLE SECURED PROMISSORY NOTE

$200,000.00	December 30, 2013

FOR VALUE RECEIVED Rockdale Resources Corporation, a Colorado corporation (the “Company”), promises to pay to the order of Rick Wilber (the “Holder”) the principal amount of Two Hundred Thousand and XX/100ths dollars ($200,000.00), or such lesser amount as shall equal the outstanding principal amount hereof, together with simple interest from December 30, 2013, on the unpaid principal balance at a rate equal to six percent (6.0%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days.  All unpaid principal, together with any then accrued but unpaid interest and any other amounts payable under this Amended and Restated Convertible Secured Promissory Note (this “Note”), shall be due and payable on September 30, 2016 (“Maturity”), unless this Note is earlier converted in accordance with Section 3.  The Holder acknowledges that this Note is issued pursuant to the Amended and Restated Convertible Secured Note and Warrant Purchase Agreement dated as of the date hereof by and between the Holder and the Company.

THE OBLIGATIONS DUE UNDER THIS NOTE ARE SECURED BY A DEED OF TRUST DATED AS OF THE DATE HEREOF (THE “DEED OF TRUST”) AND EXECUTED BY THE COMPANY FOR THE BENEFIT OF THE HOLDER.  ADDITIONAL RIGHTS OF THE HOLDER ARE SET FORTH IN THE DEED OF TRUST.

The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, to which the Holder, by the acceptance of this Note, agrees:

1. Interest.  Accrued interest on this Note shall be payable on March 31, June 30, September 30, and December 31 during the term of this Note, beginning on March 31, 2014.

2. Prepayment.  The outstanding principal balance and all accrued interest payable to the Holder hereunder may be prepaid by the Company at any time in whole or in part without penalty.

3. Conversion.

3.1 Voluntary Conversion.  At the Holder’s option, all (but not less than all) of the outstanding principal amount of this Note, any accrued but unpaid interest and any other amounts payable under this Note may be converted into shares of the Company’s common stock, $0.001 par value per share (“Common Stock”).  In the event of such voluntary conversion, this Note shall be converted into that number of shares of Common Stock determined by dividing (i) the aggregate outstanding principal amount of this Note, any accrued but unpaid interest and any other amounts payable under this Note, by (ii) $0.30.

3.2 Conversion Procedure.  If this Note is voluntarily converted, the Holder shall give written notice to the Company notifying the Company of its election to convert this Note.  Before the Holder shall be entitled to voluntarily convert this Note, the Holder shall surrender this Note and the Deed of Trust at the Company’s principal executive office, or, if this Note has been lost, stolen, destroyed or mutilated, then, in the case of loss, theft or destruction, the Holder shall deliver an indemnity agreement reasonably satisfactory in form and substance to the Company (without the requirement of a bond) or, in the case of mutilation, the Holder shall surrender and cancel this Note.  The Company shall, as soon as practicable thereafter, issue and deliver to such Holder a certificate or certificates for the number of shares of Common Stock to which the Holder shall be entitled upon such conversion (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to the Company).  Such conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of this Note or the delivery of an indemnification agreement.  The person or persons entitled to receive securities issuable upon such conversion shall be treated for all purposes as the record holder or holders of such securities on such date.

3.3 Fractional Shares; Nonassessable; Effect of Conversion.  No fractional share, or scrip representing fractional shares shall be issued upon such conversion.  With respect to any fraction of a share called for upon the conversion of this Note, such fractional share shall be rounded down to the nearest whole share, and the Company shall pay to the Holder the amount of such fractional share multiplied by the Note Conversion Price.  The Company covenants that the shares of Common Stock issuable upon the conversion of this Note will, upon conversion of this Note, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof.  Upon conversion of this Note and the payment of the amounts specified in this Section 3.3, the Company shall be forever released from all its obligations and liabilities under this Note and the Deed of Trust.

4. Default; Remedies.

4.1 Default.  The Company shall be in default under this Note upon the happening of any condition or event set forth below (each, an “Event of Default”):

(a) the Company’s failure to pay when due any principal or interest payment on the due date hereunder, and such default shall continue unremedied for a period of 15 days following receipt of written notice signed by the Holder of such failure to pay;

(b) the Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its or any of its creditors, (iii) be dissolved or liquidated, (iv) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (v) take any action for the purpose of effecting any of the foregoing; or

(c) proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 30 days of commencement.

4.2 Remedies.  Upon the occurrence or existence of any Event of Default (other than an Event of Default described in Sections 4.1(b) or  4.1(c)) and at any time thereafter during the continuance of such Event of Default, the Holder may, by written notice to the Company, declare the entire outstanding principal amount of this Note, any accrued but unpaid interest and any other amounts payable under this Note to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding.  Upon the occurrence or existence of any Event of Default described in Sections 4.1(b) or 4.1(c), immediately and without notice, the entire outstanding principal amount of this Note, any accrued but unpaid interest and any other amounts payable under this Note, shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding.  In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Holder may exercise any other right, power, or remedy otherwise permitted to it by law, either by suit in equity or by action at law, or both.

5. Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, a Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or legal holiday.

6. Miscellaneous.

6.1 Loss, Theft, Destruction or Mutilation of Note.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of loss, theft or destruction, and delivery of an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it connection with the Note (without the requirement of a bond) or, in the case of mutilation, on surrender and cancellation of this Note, the Company shall execute and deliver, in lieu of this Note, a new Note executed in the same manner as this Note, in the same principal amount as the unpaid principal amount of this Note and dated the date to which interest shall have been paid on this Note or, if no interest shall have yet been so paid, dated the date of this Note.

6.2 Payment.  All payments under this Note shall be made in lawful tender of the United States.

6.3 Waivers and Amendments.  Any provision of this Note may be amended, waived, or modified upon the written consent of the Company and the Holder.

6.4 Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with confirmation of receipt) to the parties at the address for such party set forth on the signature page hereto (or at such other address for a party as shall be specified).

6.5 Severability.  If any provision of this Note or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof or such provision to any other person or circumstance or in any other jurisdiction.

6.6 Successors and Assigns.  Subject to the restrictions on transfer described in Section 6.7 below, the rights and obligations of the Company and the Holder shall be binding on and benefit the successors, assigns, heirs, administrators, and transferees of the parties.

6.7 Transfer of this Note or Securities Issued on Conversion Hereof.  The Holder shall not sell, assign, pledge, transfer or otherwise dispose of or encumber (collectively, “Transfer”) this Note without the prior written consent of the Company.  In addition, the Holder shall not Transfer this Note or any securities issued upon conversion hereof (collectively, the “Securities”), except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) pursuant to an available exemption from registration under the Securities Act and applicable state securities laws and, if requested by the Company, upon delivery by the Holder of an opinion of counsel satisfactory to the Company to the effect that the proposed transfer is exempt from registration under the Securities Act and applicable state securities laws.  Any transfer or purported transfer of the Securities in violation of this Section 6.7 shall be voidable by the Company.  The Company shall not register any transfer of the Securities in violation of this Section 6.7.  The Company may, and may instruct any transfer agent for the Company, to place such stop transfer orders as may be required on the transfer books of the Company in order to ensure compliance with the provisions of this Section 6.7.

6.8 Usury.  All agreements between the Company and the Holder, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to the Holder for the use, forbearance or detention of the money to be loaned under this Note or otherwise, exceed the maximum amount permissible under applicable law.  If from any circumstances whatsoever fulfillment of any provision of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced by this Note, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the Holder shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced by this Note or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of the Company to the Holder relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to the Company.  In determining whether or not the interest paid or payable with respect to any indebtedness of the Company to the Holder, under any specific contingency, exceeds the highest lawful rate, the Company and the Holder shall, to the maximum extent permitted by applicable law, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term of such indebtedness, and/or (iii) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law.  The terms and provisions of this Section shall control and supersede every other conflicting provision of all agreements between the Company and the Holder.  The Holder has been advised by the Company to seek the advice of an attorney and an accountant in connection with the issuance of this Note.  The Company has had the opportunity to seek the advice of any attorney and accountant of the Company’s choice in connection with issuance of this Note.

6.9 Delays or Omissions.  No delay or omission to exercise any right, power, or remedy accruing to the Holder, upon any breach or default of the Company under this Note shall impair any such right, power, or remedy of the Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring.  Any waiver, permit, consent, or approval of any kind or character on the part of the Holder of any breach or default under this Note or any waiver on the part of the Holder of any provisions or conditions of this Note must be made in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Note or by law or otherwise afforded to the Holder, shall be cumulative and not alternative.

6.10 Titles and Subtitles.  The titles of the paragraphs and subparagraphs of this Note are for convenience of reference only and are not to be considered in construing this Note.

6.11 Construction.  The language used in this Note will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

6.12 Governing Law.  This Note, and all related matters, whether in contracts or tort, in law or in equity, or otherwise, shall be governed by the laws of the State of Texas, without regard to choice of law or conflict of law principles that direct the application of the laws of a different state.

6.13 Venue.  All disputes and controversies arising out of or in connection with this Note shall be resolved exclusively by the state and federal courts located in Travis County, Texas, and each party hereto agrees to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts.

6.14 Waiver of Jury Trial.  THE COMPANY AND THE HOLDER EACH HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS NOTE.

6.15 Amendment and Restatement.  The indebtedness evidenced by this Note is given in amendment, restatement, modification, increase, extension, and supplement, but not in extinguishment or novation, of the indebtedness evidenced by that certain Convertible Promissory Note dated September 30, 2013, in the original principal amount of $100,000.00 executed by the Company and payable to the order of the Holder.

[Signature page follows]

IN WITNESS WHEREOF, Rockdale Resources Corporation has executed this Amended and Restated Convertible Secured Promissory Note on the date set forth above.

ROCKDALE RESOURCES CORPORATION

By:	/s/ Marc Spezialy
Marc Spezialy
Chief Executive Officer

Address:

5114 Balcones Woods Drive
Suite 307-511
Austin, Texas 78759
Phone: (512) 537-2257
Fax: (512) 697-8466

Accepted And Agreed:

HOLDER

/s/ Rick Wilber
Rick Wilber

Address:

10360 Kestrel Street
Plantation, Florida 33324

Phone: (954) 465-6769
Fax: (954) 474-8115